UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23487

ActiveShares ETF Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira,

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2020

CLEARBRIDGE

FOCUS VALUE ETF

CFCV

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Legg Mason Funds held in your account with your financial intermediary.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Focus Value ETF for the period since the Fund’s inception on May 27, 2020 through September 30, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s subadviser(s) continue to provide uninterrupted services with respect to the Fund pursuant to new subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of September 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

II	ClearBridge Focus Value ETF

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2020

ClearBridge Focus Value ETF	III

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Fund overview

Q. What is the Fund’s investment strategy?

A. The ClearBridge Focus Value ETF (the “Fund”) seeks to achieve long-term capital appreciation. We at ClearBridge Investments LLC (“ClearBridge), the Fund’s subadviser, construct the portfolio on a bottom-up basis, by employing fundamental research, in an effort to identify securities with attractive risk-adjusted returns. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, or other exchange-traded investments with similar economic characteristics in which it is permitted to invest, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Indexi (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy. The Fund may also invest up to 20% of its net assets in equity securities, or other exchange-traded investments with similar economic characteristics in which it is permitted to invest, of companies with lower market capitalizations. While most of the Fund’s investments will be in U.S. companies, the Fund may also invest in American Depository Receipts (“ADRs”) and U.S.-listed shares of foreign companies. The Fund will only invest in instruments that trade on a U.S. exchange contemporaneously with the Fund’s shares and, for temporary or defensive purposes, in cash and cash equivalents, such as short-term U.S. Treasury securities, government money market funds, and repurchase agreements. Under normal circumstances, the Fund will invest in a diversified portfolio typically consisting of the securities of 30 to 40 issuers.

The Fund operates in reliance on an exemptive order from the SEC (the “Order”), which limits the types of investments the Fund may hold to those listed in the Fund’s application for the Order. Under the terms of the Order, the Fund is permitted to invest only in exchange-traded funds, exchange-traded notes, exchange listed common stocks, exchange-traded preferred stocks, exchange-traded ADRs, exchange-traded real estate investment trusts, exchange-traded commodity pools, exchange-traded metal trusts, exchange-traded currency trusts and exchange-traded futures that trade on a U.S. exchange contemporaneously with the Fund’s shares, as well as cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements). The Fund’s investment strategies and practices, including those listed above, are subject to these limitations.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the reporting period ended September 30, 2020, the U.S. equities generally performed well despite rising coronavirus infections, a slowing economic recovery and a broad based late-quarter selloff that included market-leading technology stocks. Strong market returns came as the Federal Reserve Board (the “Fed”)ii increased its accommodative stance supporting asset prices, while massive fiscal stimulus buoyed personal income and consumer spending. The Fund’s benchmark, the Russell 1000 Value

ClearBridge Focus Value ETF 2020 Annual Report	1

Fund overview (cont’d)

Indexiii increased 4.15% for the reporting period. Despite a slight rotation toward cyclicals in September 2020, mega-cap growth stocks continued to lead the market higher, benefiting from work-from-home (“WFH”) amid a partially locked-down economy.

After dropping precipitously in May 2020 and June 2020, virus infection rates in the U.S. ticked up during July 2020 and August 2020, forcing some states to roll back reopening measures. Markets ebbed and flowed, reacting to infection rates as well as the news flow related to additional fiscal stimulus negotiations between Congress and the White House.

Economic data showed signs of a slowing recovery. Unemployment has dropped as employers have brought back roughly half of the 22 million jobs lost at the beginning of the pandemic, though the pace of hiring has decelerated. Initial jobless claims remained over 800,000 for a fifth straight week as of September 26, 2020, and surveys are showing that the manufacturing expansion has slowed. The European Union region seems to be on a similar recovery trajectory, while China appears to have snapped back to pre-pandemic levels with robust manufacturing activity supporting fragile global recovery.

The resilient U.S. consumer, buoyed by government stimulus, saw household income fall sharply in August 2020 as the supplemental unemployment benefits provided by the Coronavirus, Aid, Relief, and Economy Security Act (“CARES”) Act expired. The $600 weekly supplemental unemployment checks were subsequently replaced with a temporary program paying a substantial, albeit reduced, $300 in weekly benefits. In addition to propping up retail-related sectors of the economy, the support programs have been impactful for financial services companies, which have continued to report pristine consumer credit statistics despite the economic downturn, affording banks time to build substantial loan loss reserves. The massive government stimulus generated a record $3.3 trillion deficit in fiscal 2020, which at 16% of GDPiv is the largest U.S. deficit since 1945. The path from an economy supported by deficit spending to self-sustaining growth remains uncertain.

Q. How did we respond to these changing market conditions?

A. We maintained our focus on high-quality franchises with attractive long-term potential trading at what we believe to be reasonable valuations. We meaningfully reduced exposure to Apple and Microsoft after their spectacular performance, while adding to other areas of the portfolio, such as utility, Edison International. Edison is largely based in California, a market that offers strong growth opportunities driven by the state-mandated shift to renewable energy. We think that this regulatory framework provides years of highly visible investment opportunities. Notwithstanding short-term uncertainty due to the California wildfires, which compressed valuations for Edison, we are confident in the long-term prospects for the company.

We also initiated a position in Vertiv, a market leader in critical digital infrastructure including cooling and power systems for data centers and broad commercial and industrial applications. Secularly driven by migration to the cloud, data centers are an attractive

2	ClearBridge Focus Value ETF 2020 Annual Report

growth market where Vertiv sells sticky and differentiated products into a large and fragmented customer base, allowing it to leverage pricing and bundle new products and services.

Q. What were the leading contributors to performance?

A. In absolute terms, the main contributors to performance were the Information Technology, Industrials, Materials and Communication Services sectors. Relative to the benchmark, stock selection in the Information Technology, Industrials, Communication Services and Energy sectors contributed to relative returns. An underweight to the Energy sector was also beneficial. In terms of individual securities, Deere & Co., Apple Inc., Air Products and Chemicals Inc., Lam Research Corp. and T-Mobile US Inc. were the largest absolute contributors to performance.

Q. What were the leading detractors from performance?

A. The Fund’s stock selection in the Consumer Staples and Utilities sectors detracted from relative returns. As well, an underweight to the Consumer Discretionary sector detracted from relative returns. In terms of individual securities, Edison International, Bank of America Corp., Reynolds Consumer Products Inc., DISH Network Corp. and JPMorgan Chase & Co. were the top detractors.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, we initiated a new position in Vertiv in the Industrials sector.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason/etf. The Fund is traded under the symbol “CFCV” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

ClearBridge Focus Value ETF 2020 Annual Report	3

Fund overview (cont’d)

Thank you for your investment in ClearBridge Focus Value ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert Feitler

Portfolio Manager

ClearBridge Investments, LLC

Dmitry Khaykin

Portfolio Manager

ClearBridge Investments, LLC

October 30, 2020

RISKS: The Fund is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. The Fund does not. This may create additional risks for your investment. For example, you may have to pay more money to trade the Fund’s shares. The Fund will provide less information to traders, who tend to charge more for trades when they have less information. Also, the price you pay to buy Fund shares on an exchange may not match the value of the Fund’s portfolio. The same is true when you sell shares. These price differences may be greater for the Fund compared to other ETFs because it provides less information to traders. These additional risks may be even greater in bad or uncertain market conditions. The differences between the Fund and other ETFs may also have advantages. By keeping certain information about the Fund secret, the Fund may face less risk that other traders can predict or copy its investment strategy. This may improve the Fund’s performance. If other traders are able to copy or predict the Fund’s investment strategy, however, this may hurt the Fund’s performance. For additional information regarding the unique attributes and risks of the Fund, see “Notes to financial statements -Organization and significant accounting policies” in this Report and “Principal risks” section in the Fund’s Prospectus.

Investments in common stocks are subject to market and price fluctuations. Large capitalization companies may fall out of favor with investors based on market and economic conditions. Foreign investments are subject to special risks, including currency fluctuations and political, social and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Value stocks may underperform the overall equity market, while the market concentrates on growth stocks.

4	ClearBridge Focus Value ETF 2020 Annual Report

Active management and diversification does not ensure gains or protect against market declines. Distributions are not guaranteed and are subject to change. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2020 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2020 were: Deere & Co. (3.9%), JPMorgan Chase & Co. (3.6%), Comcast Corp. (3.6%), Bank of America Corp. (3.4%), Lam Research Corp. (3.3%), Edison International (3.3%), PepsiCo Inc. (3.2%), Johnson & Johnson (3.2%), T-Mobile US Inc. (3.2%) and UnitedHealth Group Inc. (3.1%). Please refer to pages 9 through 11 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2020 were: Financials (18.8%), Communication Services (13.7%), Industrials (13.1%), Health Care (13.0%), Information Technology (10.9%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ClearBridge Focus Value ETF 2020 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2020. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	ClearBridge Focus Value ETF 2020 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on April 1, 2020 and held for the six months ended September 30, 2020, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[4]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
8.87%	$1,000.00	$1,088.70	0.49%	$1.76	5.00%	$1,000.00	$1,022.55	0.49%	$2.48

ClearBridge Focus Value ETF 2020 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the period May 27, 2020 (inception date) to September 30, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (126), then divided by 366.

[4]	For the six months ended September 30, 2020.

[5]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

8	ClearBridge Focus Value ETF 2020 Annual Report

Schedule of investments

September 30, 2020

ClearBridge Focus Value ETF

Security	Shares	Value
Common Stocks — 97.0%
Communication Services — 13.7%
Interactive Media & Services — 1.6%
Alphabet Inc., Class A Shares	30	$43,968	*
Media — 8.9%
Charter Communications Inc., Class A Shares	120	74,921	*
Comcast Corp., Class A Shares	2,200	101,772
DISH Network Corp., Class A Shares	2,580	74,897	*
Total Media		251,590
Wireless Telecommunication Services — 3.2%
T-Mobile US Inc.	780	89,201	*
Total Communication Services		384,759
Consumer Discretionary — 2.6%
Specialty Retail — 2.6%
Home Depot Inc.	260	72,205
Consumer Staples — 7.7%
Beverages — 5.3%
Keurig Dr Pepper Inc.	2,140	59,064
PepsiCo Inc.	660	91,476
Total Beverages		150,540
Household Products — 2.4%
Reynolds Consumer Products Inc.	2,180	66,752
Total Consumer Staples		217,292
Energy — 2.2%
Oil, Gas & Consumable Fuels — 2.2%
TC Energy Corp.	1,480	62,190
Financials — 18.8%
Banks — 7.1%
Bank of America Corp.	4,010	96,601
JPMorgan Chase & Co.	1,060	102,046
Total Banks		198,647
Capital Markets — 1.7%
Charles Schwab Corp.	1,290	46,737
Consumer Finance — 2.8%
American Express Co.	790	79,197
Diversified Financial Services — 2.9%
Berkshire Hathaway Inc., Class B Shares	390	83,047	*

See Notes to Financial Statements.

ClearBridge Focus Value ETF 2020 Annual Report	9

Schedule of investments (cont’d)

September 30, 2020

ClearBridge Focus Value ETF

Security	Shares	Value
Insurance — 4.3%
Marsh & McLennan Cos. Inc.	530	$60,791
Progressive Corp.	650	61,535
Total Insurance		122,326
Total Financials		529,954
Health Care — 13.0%
Biotechnology — 2.4%
Amgen Inc.	270	68,623
Health Care Providers & Services — 5.6%
AmerisourceBergen Corp.	740	71,721
UnitedHealth Group Inc.	280	87,295
Total Health Care Providers & Services		159,016
Pharmaceuticals — 5.0%
Johnson & Johnson	600	89,328
Novartis AG, ADR	580	50,437
Total Pharmaceuticals		139,765
Total Health Care		367,404
Industrials — 13.1%
Electrical Equipment — 1.3%
Vertiv Holdings Co.	2,110	36,545	*
Industrial Conglomerates — 2.7%
Honeywell International Inc.	470	77,367
Machinery — 9.1%
Deere & Co.	500	110,815
Illinois Tool Works Inc.	410	79,216
Otis Worldwide Corp.	1,060	66,165
Total Machinery		256,196
Total Industrials		370,108
Information Technology — 10.9%
Communications Equipment — 2.1%
Motorola Solutions Inc.	375	58,804
Electronic Equipment, Instruments & Components — 3.0%
TE Connectivity Ltd.	860	84,056
Semiconductors & Semiconductor Equipment — 3.3%
Lam Research Corp.	280	92,890
Software — 1.4%
Microsoft Corp.	190	39,963
Technology Hardware, Storage & Peripherals — 1.1%
Apple Inc.	280	32,427
Total Information Technology		308,140

See Notes to Financial Statements.

10	ClearBridge Focus Value ETF 2020 Annual Report

ClearBridge Focus Value ETF

Security		Shares	Value
Materials — 6.1%
Chemicals — 4.7%
Air Products & Chemicals Inc.		280	$83,401
PPG Industries Inc.		390	47,611
Total Chemicals			131,012
Construction Materials — 1.4%
Martin Marietta Materials Inc.		170	40,011
Total Materials			171,023
Real Estate — 2.8%
Equity Real Estate Investment Trusts (REITs) — 2.8%
American Tower Corp.		320	77,354
Utilities — 6.1%
Electric Utilities — 3.3%
Edison International		1,820	92,529
Multi-Utilities — 2.8%
Sempra Energy		660	78,117
Total Utilities			170,646
Total Investments before Short-Term Investments (Cost — $2,545,616)			2,731,075

	Rate
Short-Term Investments — 2.9%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $82,100)	0.010%	82,100	82,100
Total Investments — 99.9% (Cost — $2,627,716)			2,813,175
Other Assets in Excess of Liabilities — 0.1%			3,668
Total Net Assets — 100.0%			$2,816,843

*	Non-income producing security.

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Focus Value ETF 2020 Annual Report	11

Statement of assets and liabilities

September 30, 2020

Assets:
Investments, at value (Cost — $2,627,716)	$2,813,175
Dividends and interest receivable	4,805
Total Assets	2,817,980

Liabilities:
Investment management fee payable	1,137
Total Liabilities	1,137
Total Net Assets	$2,816,843

Net Assets:
Par value (Note 5)	$ 1
Paid-in capital in excess of par value	2,598,570
Total distributable earnings (loss)	218,272
Total Net Assets	$2,816,843

Shares Outstanding	104,000

Net Asset Value	$27.09

See Notes to Financial Statements.

12	ClearBridge Focus Value ETF 2020 Annual Report

Statement of operations

For the Period Ended September 30, 2020†

Investment Income:
Dividends	$20,532
Interest	16
Less: Foreign taxes withheld	(353)
Total Investment Income	20,195

Expenses:
Investment management fee (Note 2)	4,632
Total Expenses	4,632
Net Investment Income	15,563

Realized and Unrealized Gain on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	29,133
Foreign currency transactions	14
Net Realized Gain	29,147
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	185,459
Foreign currencies	3
Change in Net Unrealized Appreciation (Depreciation)	185,462
Net Gain on Investments and Foreign Currency Transactions	214,609
Increase in Net Assets From Operations	$230,172

†	For the period May 27, 2020 (inception date) to September 30, 2020.

See Notes to Financial Statements.

ClearBridge Focus Value ETF 2020 Annual Report	13

Statement of changes in net assets

For the Period Ended September 30, 2020	2020†

Operations:
Net investment income	$ 15,563
Net realized gain	29,147
Change in net unrealized appreciation (depreciation)	185,462
Increase in Net Assets From Operations	230,172

Distributions to Shareholders From (Note 1):
Total distributable earnings	(11,900)
Decrease in Net Assets From Distributions to Shareholders	(11,900)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (104,000 shares issued)	2,598,571
Increase in Net Assets From Fund Share Transactions	2,598,571
Increase in Net Assets	2,816,843

Net Assets:
Beginning of period	—
End of period	$2,816,843

†	For the period May 27, 2020 (inception date) to September 30, 2020.

See Notes to Financial Statements.

14	ClearBridge Focus Value ETF 2020 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
2020[1,2]

Net asset value, beginning of period	$24.99

Income from operations:
Net investment income	0.15
Net realized and unrealized gain	2.06
Total income from operations	2.21

Less distributions from:
Net investment income	(0.11)
Total distributions	(0.11)

Net asset value, end of period	$27.09
Total return, based on NAV[3]	8.87%

Net assets, end of period (000s)	$2,817

Ratios to average net assets:
Gross expenses[4]	0.49%
Net expenses[4]	0.49
Net investment income[4]	1.65

Portfolio turnover rate[5]	5%

[1]	For the period May 27, 2020 (inception date) to September 30, 2020.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

ClearBridge Focus Value ETF 2020 Annual Report	15

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Focus Value ETF (the “Fund”) is a separate diversified investment series of ActiveShares® ETF Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds the shares of which trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Unlike most actively managed ETFs, the Fund does not provide daily disclosure of its portfolio holdings. Instead, the Fund provides a verified intra-day indicative value (“VIIV”), calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund’s shares trading at or close to the underlying NAV per share of the Fund. Additionally, due to the non-disclosure of daily holdings, the Fund’s creation and redemption process will be facilitated by certain broker-dealers (“Authorized Participant Representatives” or “APRs”) that have entered into confidentiality arrangements with the Fund and that serve as agents for the APs transacting with the Fund.

Shares of the Fund are listed and traded at market prices on Cboe BZX Exchange, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. In addition, because the Fund’s shares trade on the basis of a published VIIV, they may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). In order to maintain confidentiality of the Fund’s holdings, APs are unable to view Fund holdings. However, to facilitate the creation and redemption of Fund shares in-kind, the APRs are able to view Fund holdings. In order to create or redeem Fund shares, APs must use an APR as an agent. To avoid unfair advantages, an APR cannot create or redeem shares directly with the Fund for its own account.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these

16	ClearBridge Focus Value ETF 2020 Annual Report

estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of

ClearBridge Focus Value ETF 2020 Annual Report	17

Notes to financial statements (cont’d)

the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

18	ClearBridge Focus Value ETF 2020 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,731,075	—	—	$2,731,075
Short-Term Investments†	82,100	—	—	82,100
Total Investments	$2,813,175	—	—	$2,813,175

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

ClearBridge Focus Value ETF 2020 Annual Report	19

Notes to financial statements (cont’d)

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

20	ClearBridge Focus Value ETF 2020 Annual Report

2. Investment management agreement and other transactions with affiliates

Precidian Investments LLC (“Precidian”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. As of July 31, 2020, Precidian, ClearBridge and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, Precidian was a minority-owned affiliate of Legg Mason, Inc. (“Legg Mason”) and ClearBridge and Western Asset were wholly-owned subsidiaries of Legg Mason. As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.49% of the Fund’s average daily net assets. Pursuant to the Management Agreement, Precidian is responsible for substantially all expenses of the Fund and, subject to the general supervision of the Board, provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements), under what is essentially an all-in fee or a unitary fee structure. Precidian is not responsible for, and the Fund bears, the investment management fee and certain other fees and expenses, including taxes, any future 12b-1 fees, acquired fund fees and expenses and extraordinary expenses (such as litigation and indemnification expenses), all of which may vary and will affect the total level of expenses paid by the Fund.

Precidian delegates to ClearBridge the day-to-day portfolio management of the Fund, except for any portion of the Fund’s cash and short-term instruments that is allocated to Western Asset. As compensation for its subadvisory services, Precidian pays ClearBridge a fee monthly, at an annual rate equal to 70% of the management fee paid by the Fund to Precidian, net of (i) all fees and expenses incurred by Precidian under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. Precidian pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as sub-administrator to the Fund. LMPFA is a wholly-owned subsidiary of Legg Mason, which as of July 31, 2020 is a wholly-owned subsidiary of Franklin Resources. LMPFA provides certain administrative services to the Fund pursuant to a separate sub-administration agreement between Precidian and LMPFA. For LMPFA’s services to the Fund, Precidian (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMPFA has agreed to pay all of the Fund’s organization and offering costs.

ClearBridge Focus Value ETF 2020 Annual Report	21

Notes to financial statements (cont’d)

As of July 31, 2020, Legg Mason Investor Services, LLC (“LMIS”) is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources and serves as the distributor of Creation Units for the Fund on an agency basis. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

As of September 30, 2020, Legg Mason and its affiliates owned 87% of the Fund.

3. Investments

During the period ended September 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$142,773
Sales	125,101

During the period ended September 30, 2020, in-kind transactions (Note 5) were as follows:

Contributions	$2,498,571
Redemptions	—

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At September 30, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$2,627,716	$237,680	$(52,221)	$185,459

22	ClearBridge Focus Value ETF 2020 Annual Report

4. Derivative instruments and hedging activities

During the period ended September 30, 2020, the Fund did not invest in derivative instruments.

5. Fund share transactions

At September 30, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 10,000 shares of the Fund constitute a Creation Unit. Such transactions are made principally on an in-kind basis and under some circumstances partially on a cash basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the tax period ended September 30, 2020, was as follows:

2020
Distributions paid from:
Ordinary income	$11,900

As of September 30, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$32,810
Unrealized appreciation (depreciation)	185,462
Total distributable earnings (loss) — net	$218,272

7. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

ClearBridge Focus Value ETF 2020 Annual Report	23

Report of independent registered public accounting firm

To the Board of Trustees of ActiveShares ETF Trust and Shareholders of ClearBridge Focus Value ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Focus Value ETF (constituting ActiveShares ETF Trust, referred to hereafter as the “Fund”) as of September 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 27, 2020 (inception date) through September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the period May 27, 2020 (inception date) through September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

24	ClearBridge Focus Value ETF 2020 Annual Report

Board approval of new subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees held on November 6, 2019, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Trust, considered the initial approval of the management agreement pursuant to which Precidian Funds LLC (the “Manager”) provides the Fund with investment management and administrative services, the sub-administration agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Sub-Administrator”) provides the Fund with sub-administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Subadvisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement, sub-administration agreement and sub-advisory agreements are collectively referred to as the “Initial Agreements” and the sub-advisory agreements as the “Initial Subadvisory Agreements”) The Independent Trustees were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Subadvisers. The Independent Trustees requested and received information from the Manager and the Subadvisers they deemed reasonably necessary for their review of the Initial Agreements and the services to be provided by the Manager and the Subadvisers. Included was information about the Manager, the Subadvisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. In voting to approve the Initial Agreements, the Independent Trustees considered whether the approval of the Initial Agreements would be in the best interests of the Fund and its prospective shareholders, an evaluation based on several factors including those discussed below.

At a meeting of the Trust’s Board of Trustees held on April 7, 2020, the Board, including a majority of the Independent Trustees, approved new investment advisory agreements for the Fund to take effect upon the sale of Legg Mason, Inc. to Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton.1 The agreements were a new sub-advisory agreement pursuant to which ClearBridge provides day-to-day management of the Fund’s portfolio, and a new sub-advisory agreement pursuant to which Western Asset provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager.

[1]

The meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020. Reliance on the exemptive order was necessary and appropriate due to circumstances related to the effects of COVID-19. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

ClearBridge Focus Value ETF	25

Board approval of new subadvisory agreements (unaudited) (cont’d)

(The new sub-advisory agreements are collectively referred to as the “New Subadvisory Agreements.”) The New Subadvisory Agreements are identical to the Initial Subadvisory Agreements, except for the dates of execution, effectiveness and termination.

The sale of Legg Mason, Inc. to Franklin Resources, Inc. (referred to herein as the “Transaction”) was consummated on July 31, 2020. The Subadvisers, each a wholly-owned subsidiary of Legg Mason, Inc., became subsidiaries of Franklin Templeton. The sale resulted in what is commonly called a “change of control” of Legg Mason and caused the Initial Subadvisory Agreements to terminate in accordance with applicable law. On April 7, 2020, the Fund’s sole shareholder approved the New Subadvisory Agreements.

At a telephonic meeting of the Trust’s Board of Trustees held on March 9, 2020, the Trustees discussed with Legg Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Legg Mason funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by the Subadvisers and the combination of Legg Mason’s and Franklin Templeton’s distribution resources.

At the March and April meetings, the Independent Trustees considered, among other things, the anticipated impact of the Transaction on the Fund and its prospective shareholders. To assist the Independent Trustees in their consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, Legg Mason provided materials and information about Legg Mason, including expense comparison data with respect to the Fund and performance and profitability information with respect to the Legg Mason fund complex as a whole, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction. The Independent Trustees were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of Franklin Templeton, Legg Mason, the Manager and the Subadvisers. The Independent Trustees requested and received information from Legg Mason and Franklin Templeton they deemed reasonably necessary for their review of the New Subadvisory Agreements. Included was information about the Transaction, distribution arrangements, Franklin Templeton’s business plan and other anticipated impacts of the Transaction on the Fund and its prospective shareholders. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board. Following their review of this information, the Independent Trustees requested additional information from Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to these requests, which the Board reviewed. Senior management representatives from

26	ClearBridge Focus Value ETF

Franklin Templeton and Legg Mason participated in portions of the meetings and addressed various questions raised by the Independent Trustees.

In voting to approve the New Subadvisory Agreements, the Independent Trustees considered whether the approval of the New Subadvisory Agreements would be in the best interests of the Fund and its prospective shareholders. The Trustees’ evaluation of the New Subadvisory Agreements reflected the information provided specifically in connection with its review of the New Subadvisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the approval of the Initial Agreements at the in-person meeting held in November 2019.

Among other things, the Trustees considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii)	that Franklin Templeton informed the Board that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason informed the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Subadvisers, including compliance and other non-advisory services, and represented that there are not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction;

(iv)	that Franklin Templeton and Legg Mason informed the Board regarding initial transition plans and that they are instituting long-term retention arrangements for key personnel;

(v)	that Franklin Templeton informed the Board that there are not expected to be any changes to the brokerage practices and standards applied by the Subadvisers in seeking best execution;

(vi)	that there are not expected to be any changes to the Fund’s custodian or other service providers as a result of the Transaction;

(vii)	that Franklin Templeton does not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

ClearBridge Focus Value ETF	27

Board approval of new subadvisory agreements (unaudited) (cont’d)

(ix)

that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Fund to grow assets and lower expenses by spreading expenses over a larger asset base;

(x)

that Franklin Templeton and Legg Mason will each derive direct and ancillary benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi)	the fact that the Fund’s contractual management fee rate will remain the same and will not increase by virtue of the New Subadvisory Agreements;

(xii)

the terms and conditions of the New Subadvisory Agreements, including that each New Subadvisory Agreement is identical to its corresponding Initial Subadvisory Agreement except for their respective dates of execution, effectiveness and termination;

(xiii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board approve the New Subadvisory Agreements;

(xiv)

that at the November 2019 meeting, the Board conducted a full review of the investment advisory and distribution arrangements for the Fund and approved the Initial Agreements in accordance with the provisions of the Investment Company Act of 1940, as amended. Without any one factor being dispositive, in approving the Initial Agreements, the Board determined, in the exercise of the Trustees’ business judgment, that: (a) overall, the Board was satisfied with the nature, extent and quality of services expected to be provided under the respective Initial Agreement by the Manager, the Sub-Administrator and Subadvisers and their affiliates; (b) because the Manager and the Subadvisers were newly-appointed, the Trustees could not consider their investment performance in managing the Fund’s portfolio as a factor in evaluating the Initial Agreements during the meeting, but the Trustees noted the reputation and experience of the Subadvisers, as well as the respective portfolio managers’ experience; (c) the Fund’s management fees and cost structure are reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the Initial Agreements; (d) because the Manager, the Sub-Administrator and the Subadvisers were newly-appointed, the Trustees could not consider the profitability of the Manager and the Sub-Administrator and their affiliates in providing services to the Fund as a factor in evaluating the Initial Agreements during the meeting; and (e) the ancillary benefits that the Manager, the Sub-Administrator and Subadvisers and their affiliates expected to receive were considered reasonable;

(xv)	that the Initial Agreements were considered and approved in November 2019; and

28	ClearBridge Focus Value ETF

(xvi)

that under the definitive agreement between Legg Mason and Franklin Templeton (the “Transaction Agreement”), Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the Investment Company Act of 1940, as amended, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any investment adviser for the Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the Investment Company Act of 1940, as amended, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

In connection with the approval of each Initial Agreement, and in connection with their review of each New Subadvisory Agreement, the Trustees did not identify any particular factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The discussion below covers both the advisory and the administrative functions rendered by the Manager for the Fund, the sub-administrative functions rendered by the Sub-Administrator, as well as the advisory functions rendered by the Subadvisers pursuant to the Initial Agreements and the New Subadvisory Agreements for the Fund, respectively. The Independent Trustees considered the Initial Agreements and the New Subadvisory Agreements separately in the course of their review. In doing so, they considered the respective roles and compensation of the Manager and the Subadvisers in providing services to the Fund.

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the Initial Agreements and New Subadvisory Agreements for the Fund. The Independent Trustees discussed the Transaction and the proposed approval of the New Subadvisory Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadvisers for the Fund were present.

ClearBridge Focus Value ETF	29

Board approval of new subadvisory agreements (unaudited) (cont’d)

Nature, Extent and Quality of the Services to be provided to the Fund under the Initial Agreements and the New Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Manager, the Sub-Administrator and the Subadvisers under the Initial Agreements. In evaluating the nature, extent and quality of the services expected to be provided to the Fund by the Subadvisers under the New Subadvisory Agreements the Trustees considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Subadvisers, and that Franklin Templeton and Legg Mason have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided to the Fund and its shareholders by the Sub-Administrator or the Subadvisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. The Board considered information Franklin Templeton and Legg Mason provided regarding initial transition plans and the institution of long-term retention arrangements for key personnel. The Board considered that Franklin Templeton informed the Board that there are not expected to be any changes to the brokerage practices and standards applied by the Subadvisers in seeking best execution. The Board also considered the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries, its business and operating structure, scale of operation, distribution capabilities, and leadership, as well as the combined financial resources of Legg Mason, Inc. and Franklin Templeton and the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility.

The Board’s evaluation of the services to be provided by the Manager, the Sub-Administrator and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Sub-Administrator and the Subadvisers and the quality of the Sub-Administrator’s administrative and other services. The Board observed that the scope of services provided by the Manager, the Sub-Administrator and the Subadvisers, and the undertakings required of the Sub-Administrator and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board received and reviewed information from the Manager, the Sub-Administrator and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended, including those specific to the Fund’s operation as an exchange-traded fund, and took that information into account in its evaluation of the Initial Agreements and the New

30	ClearBridge Focus Value ETF

Subadvisory Agreements. The Board also considered the risks associated with the Fund borne by the Manager, the Sub-Administrator and their affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Subadvisers.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the policies and practices of the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund (including policies and practices regarding soft dollars and brokerage allocation), and Franklin Templeton’s representations that the brokerage practices and standards applied by the Subadvisers in seeking best execution will continue.

Fund Performance

Because the Fund had not commenced operations and the Manager and the Subadvisers were newly-appointed, the Trustees could not consider their investment performance in managing the Fund’s portfolio as a factor in evaluating the Initial Agreements or the New Subadvisory Agreements. The Trustees discussed with representatives of the Subadvisers the investment strategy and process to be employed by the Subadvisers in the management of the Fund’s assets. The Trustees noted the reputation and experience of the Sub-Administrator and the Subadvisers, as well as the respective portfolio managers’ experience. The Board determined that these factors also supported a decision to approve the Initial Agreements and the New Subadvisory Agreements.

*  *  *  *  *  *

Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, Inc., the Trustees determined that the Transaction was not expected to affect adversely the nature, extent and quality of services to be provided by the Manager, the Sub-Administrator and the Subadvisers and that the Transaction was not expected to have an adverse effect on the ability of the Manager, the Sub-Administrator and the Subadvisers to provide those services, and the Board concluded that, overall, the nature, extent and quality of services, including portfolio management, expected to be provided under the New Subadvisory Agreements for the Fund were sufficient and supported a decision to approve each New Subadvisory Agreement.

Management Fees and Expense Ratios

The Board considered that it had reviewed the Fund’s management fee and estimated total expense ratio in connection with the approval of the Initial Agreements at the meeting held in November 2019. The Board noted that the New Subadvisory Agreements do not change the Fund’s management fee rate or the computation method for calculating such fee.

ClearBridge Focus Value ETF	31

Board approval of new subadvisory agreements (unaudited) (cont’d)

The Board reviewed and considered the actual management fee rate (the “Actual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management, sub-administrative and sub-advisory services expected to be provided by the Manager, the Sub-Administrator and the Subadvisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-administrative fees to the Sub-Administrator and the sub-advisory fees to the Subadvisers. The Board also noted that the Manager pays all fund expenses, other than the Actual Management Fee and certain other expenses. Because of the Fund’s “unitary fee” structure, the Board recognized that the Fund’s fees and expenses will vary within a much smaller range and the Manager will bear the risk that Fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Manager could earn a profit on the fees charged under the Management Agreement and would benefit from any price decreases in third-party services covered by the Management Agreement. The Board also considered the management fee, the sub-administrative fees and the fees of each Subadviser and the portion of the management fee retained by the Manager after payment of the sub-administrative fees and subadvisory fees, in each case in light of the services rendered for those amounts.

The Board also reviewed information regarding the scope of services to be provided to the Fund by the Manager and the Sub-Administrator and its affiliates, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager and the Sub-Administrator will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Subadvisers.

The Board received and considered information comparing the Fund’s Actual Management Fee and the Fund’s overall estimated expense ratio with those of a group of comparable funds, which showed that the Fund’s Actual Management Fee was competitive with the management fees payable by and total expense ratios of such other funds.

In evaluating the costs of the services to be provided by the Subadvisers under the New Subadvisory Agreements, the Trustees considered, among other things, whether management fees would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction would not increase the total fees payable by the Fund for management services.

Manager Profitability and Economies of Scale

Because the Manager, the Sub-Administrator and the Subadvisers were newly-appointed, the Trustees could not consider the profitability of the Manager and the Sub-Administrator and its affiliates in providing services to the Fund as a factor in evaluating the Initial Agreements or the New Subadvisory Agreements.

32	ClearBridge Focus Value ETF

The Board also received and considered information regarding whether there would be economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board noted that the Fund’s Management Agreement did not provide for any breakpoints in the Fund’s Actual Management Fee to the extent the assets of the Fund increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. The Board also noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources (e.g., enhanced cyber security oversight, enhanced risk management oversight, etc.).

The Trustees noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the funds in the Legg Mason fund complex resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the profitability of the Manager and the Sub-Administrator and its affiliates in providing services to the Fund, nor to quantify any possible future economies of scale. The Trustees noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

*  *  *  *  *  *

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative expense information and the nature, extent and quality of the services expected to be provided to the Fund under the Initial Agreements and the New Subadvisory Agreements after the Transaction.

Other Benefits to the Manager

The Board considered other benefits expected to be received by the Manager and the Sub-Administrator and its affiliates, including the Subadvisers, as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the expected costs of providing investment management and other services to the Fund and the commitment of the Manager, the Sub-Administrator and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager, the Sub-Administrator and the Subadvisers and their affiliates receive were reasonable. In evaluating the fall-out benefits to be received by the Subadvisers under the New Subadvisory Agreements, the Trustees considered whether the Transaction would have an impact on the fall-out benefits expect to be received by virtue of the Initial Agreements.

ClearBridge Focus Value ETF	33

Board approval of new subadvisory agreements (unaudited) (cont’d)

The Board also considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Fund. The Board also considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities. Such ancillary benefits were considered reasonable.

*  *  *  *  *  *

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Trustees, including the Independent Trustees, concluded that the Initial Agreements and the New Subadvisory Agreements for the Fund, including the fees payable thereunder, were fair and reasonable and that entering into the Initial Agreements and the New Subadvisory Agreements for the Fund was in the best interests of the Fund’s shareholders, and they voted to approve the Initial Agreements and the New Subadvisory Agreements.

34	ClearBridge Focus Value ETF

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Focus Value ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

ClearBridge Focus Value ETF	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

36	ClearBridge Focus Value ETF

Independent Trustees† (cont’d)

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

ClearBridge Focus Value ETF	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

38	ClearBridge Focus Value ETF

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira* Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge Focus Value ETF	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective August 6, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

40	ClearBridge Focus Value ETF

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Focus Value ETF	41

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended September 30, 2020:

Record date:	9/28/2020
Payable date:	9/30/2020
Ordinary Income:
Qualified Dividend Income for Individuals	45.06%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	41.10%

42	ClearBridge Focus Value ETF

ClearBridge

Focus Value ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Precidian Funds, LLC

Subadviser

ClearBridge Investments, LLC

Custodian

The Bank of New York Mellon

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

ClearBridge Focus Value ETF

The Fund is a separate investment series of Activeshares® ETF Trust, a Maryland statutory trust.

ClearBridge Focus Value ETF

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Focus Value ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

CBAX620359 11/20 SR20-4010

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the fiscal year ending September 30, 2020 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, is $20,400 in September 30, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statement is $0 in September 30, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) is $0 in September 30, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Period for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the ActiveShares ETF Trust, is $0 in September 30, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to ActiveShares ETF Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the ActiveShares ETF Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees is 100% for September 30, 2020; Tax Fees is 100% for September 30, 2020; and Other Fees is 100% for September 30, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to ActiveShares ETF Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to ActiveShares ETF Trust during the reporting period are $707,833 in September 30, 2020.

(h) Yes. ActiveShares ETF Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.

All services provided by the Auditor to the ActiveShares ETF Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

ActiveShares ETF Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 25, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 25, 2020